UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2013

ALTEGRIS WINTON FUTURES FUND, L.P.
(Exact name of registrant as specified in its charter)

COLORADO	000-53348	84-1496732
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o ALTEGRIS PORTFOLIO MANAGEMENT, INC.
1200 Prospect Street, Suite 400
La Jolla, CA 92037
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 459-7040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

On September 1, 2013, the Registrant sold limited partnership interests (“Interests”) to new and/or existing limited partners of Registrant in transactions that were not registered under the Securities Act of 1933, as amended (the “Securities Act”).  The aggregate consideration for Interests sold on September 1, 2013 was $ 2,231,029 in cash.*  The Interests were issued by the Registrant in reliance upon an exemption from registration under the Securities Act set forth in Section 4(a)(2) of the Securities Act, as transactions not constituting a public offering of securities because the Interests were issued privately without general solicitation or advertising.  In connection with the sales of the Interests described above, no upfront selling commissions were paid.

Item 5.01.	Changes in Control of Registrant.

On August 30, 2013, Genworth Financial, Inc., then the indirect parent of Altegris Portfolio Management, Inc., the general partner of the Registrant (the "General Partner"), completed the sale of its wealth management business, including its 100% indirect ownership of the General Partner (the "Transaction").  As a result of the Transaction, the General Partner is now indirectly owned by AqGen Liberty Holdings LLC ("AqGen"), an entity owned and controlled by (i) private equity funds managed by Aquiline Capital Partners LLC and its affiliates ("Aquiline"), and by Genstar  Capital Management, LLC and its affiliates ("Genstar"), and (ii) certain senior management of  the General Partner and its affiliates.  Aquiline is a private equity firm located in New York, New York, and Genstar is a private equity firm located in San Francisco, California.  There was no change in the General Partner's general partner interest or capital account in Registrant in connection with the Transaction, nor were there any transactions in Registrant's securities in connection with the Transaction.  As the indirect parent company of the General Partner, AqGen has the power to appoint officers and directors of the General Partner.  The General Partner is not aware of any arrangement requiring disclosure under Item 403(c) of Regulation S-K.

Item 8.01.	Other Events.

On August 30, 2013, the General Partner closed its office at 1202 Bergen Parkway Suite 212 Evergreen, Colorado.  As of August 30, 2013, the principal office of the General Partner and the Registrant is located at 1200 Prospect Street, Suite 400, La Jolla, CA 92037.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 6, 2013

ALTEGRIS WINTON FUTURES FUND, L.P.

By: ALTEGRIS PORTFOLIO MANAGEMENT, INC. (d/b/a Altegris Funds), its general partner

By:	/s/ Matthew C. Osborne
	Name:	Matthew C. Osborne
	Title:	Executive Vice President

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* The amounts provided for aggregate consideration and selling commissions are estimates.  Any material deviation from these amounts will be disclosed by amendment.